Exhibit 10.1

AMENDMENT TO PATENT PURCHASE AGREEMENT

This AMENDMENT TO PATENT PURCHASE AGREEMENT (the “Amendment”) amends the PATENT PURCHASE AGREEMENT (“Agreement”) entered into on November 17, 2006 (“Effective Date”) by and between Great Links G.B. Limited Liability Company, a Delaware limited liability company, with an office at 1209 Orange Street, Wilmington, DE 19801 (“Purchaser”), and Path 1 Network Technologies, Inc., a Delaware corporation, with an office at 6215 Ferris Square, Suite 140, San Diego, CA 92121 (“Seller”) as set forth herein.

1.	Except as explicitly defined herein, the capitalized terms used in this Amendment shall have the meanings defined in the Agreement.

2.	Exhibit E is hereby amended to provide data regarding maintenance fees as of Closing. The revised Exhibit E shall be incorporated into the Agreement. Exhibit E reflects that one due-and-payable maintenance fee which should have been paid prior to Closing is unpaid as of Closing, and those funds will be withheld from the final payment made by Purchaser to Seller.

3.	Paragraph 3.4 is hereby amended to read, in its entirety:

“Payment. At Closing, Purchaser will pay to Seller’s agent’s account, as designated by Seller in writing to Purchaser prior to Closing, the amount of Five Hundred and Thirty Four Thousand One Hundred U.S. Dollars (US $534,100.00) as an administrative convenience; such payment is received in that account on behalf of Seller. Such payment shall fully satisfy all payment obligations under this Agreement to Seller. Seller shall be fully responsible for, and Purchaser shall not be liable to Seller or any other person or entity for any dispute regarding, allocation of payment made under this Agreement. Purchaser may record the Executed Assignments with the applicable patent offices only on or after Closing and full payment to Seller’s agent’s account, as set forth above, of the full amount set forth in this paragraph 3.4.”

4.	This Amendment is effective as of the Effective Date, and no amendment or waiver of the Agreement other than that explicitly set forth herein shall be inferred, and the terms and conditions of this Amendment shall be governed by

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and fully incorporated into the Agreement. The parties acknowledge and reaffirm all of the terms and conditions of the Agreement.

In witness whereof, the parties have executed this Patent Purchase Agreement as of the Effective Date.

LICENSOR:		LICENSEE:

PATH 1 NETWORK TECHNOLOGIES, INC.		GREAT LINKS G.B. LIMITED LIABILITY COMPANY

By:	/s/ Lester S. Briney	By:
Name:	Lester S. Briney	Name:
Title:	VP of Engineering & Operations	Title:
Date:	December 20, 2006	Date:

State of California, County of San Diego Subscribed and sworn to (or affirmed) before me on this 20th day of December, 2006 by Lester S. Briney personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature:	/s/ Angel Pado Antonio

Exhibit E, revised

MAINTENANCE FEE AND ANNUITY PAYMENT DEADLINES

Maintenance Fee due by 2007 (Fees are estimates based on “Small Entity” status – Fees are subject to fluctuations occurring in the Consumer Price Index pursuant to 35 U.S.C. 41(f).)

a.	6,141,355 – 8th year fee due 10/31/2007 ($1,150)

b.	6,751,231 – 4th year fees due 06/15/2007 ($900)

c.	6,661,804 – 4th year fees due 12/09/2006 ($900) – unpaid as of Closing, this amount shall be offset against Purchase Price

d.	6,704,329 – 4th year fees due 03/09/2007 ($900)

Patent or Application No.	Reel/Frame	*Maintenance Fee Due
6,141,355 (09/222,183)	009882/0542 Assignors: Palmer, Douglas A.; Fellman, Ronald D.; Cruz, Rene L. Assignee: Path 1 Network Technologies, Inc. Suite 230 9339 Genesee Avenue San Diego, California 92121	According to PTO’s PAIR, No Fees Due Currently. 8th year fee due 10/31/2007 ($1,150) 12th year fee due 10/31/2011 ($1,900)

6,215,797 09/136,706)	010195/0851 Assignors: Fellman, Ronald D.; Cruz, Rene L. Assignee: Path 1 Network Technologies, Inc. 9339 Genesee Avenue, Suite 230 San Diego, California 92121	According to PTO’s PAIR, No Fees Due Currently. 8th year fee due 04/10/2008 ($1,150) 12th year fee due 04/10/2012 ($1,900)

6,246,702 (09/224,577)	009775/0373 Fellman, Ronald D.; Cruz, Rene L.; Palmer, Douglas A. Assignee:	According to PTO’s PAIR, No Fees Due Currently. 8th year fee due 06/12/2008 ($1,150) 12th year fee due 06/12/2012

Exhibit E, revised

Patent or Application No.	Reel/Frame	*Maintenance Fee Due
	Path 1 Network Technologies, Inc. 9339 Genesee Avenue, Suite 230 San Diego, California 92121	($1,900)

6,751,231 (09/761,207)	018323/0150 Assignors: Fellman, Ronald D. and Cruz, Rene L. Assignee: Path 1 Network Technologies, Inc. 9339 Genesee Avenue, Suite 230 San Diego, California 92121	According to PTO’s PAIR, No Fees Due Currently. 4th year fees due 06/15/2007 ($900) 8th year fee due 06/15/2011 ($1,150) 12th year fee due 06/15/2015 ($1,900)

6,661,804 (09/764,779)	018323/0157 Assignors: Fellman, Ronald D.; Cruz, Rene L.; and Palmer, Douglas A. Assignee: Path 1 Network Technologies, Inc. 9339 Genesee Avenue, Suite 230 San Diego, California 92121	According to PTO’s PAIR, No Fees Due Currently. 4th year fees due 12/09/2006 ($900) 8th year fee due 12/09/2010 ($1,150) 12th year fee due 12/09/2014 ($1,900)

10/688,787	014478/0436 Assignors: Fellman, Ronald D.; Cruz, Rene L.; Palmer, Douglas A.; Schade, Bart Assignee: Path 1 Network Technologies, Inc. 9339 Genesee Avenue, Suite 230 San Diego, California 92121	10/17/2003 filing date

6,704,329 (10/141,630)	013185/0842 Assignors: Martin, G. J. Assignee: Path 1 Network Technologies, Inc. 9339 Genesee Avenue, Suite 230 San Diego, California 92121	According to PTO’s PAIR, No Fees Due Currently. 4th year fees due 03/09/2007 ($900) 8th year fee due 03/09/2011 ($1,150) 12th year fee due 03/09/2015 ($1,900)